LITMAN GREGORY FUNDS TRUST

(the “Trust”)

iMGP Global Select Fund (the “Fund”)

Supplement dated December 31, 2025 to the Summary Prospectus of the Litman Gregory Funds Trust, dated

April 29, 2025

Notice to Existing and Prospective Shareholders:

Effective December 31, 2025, Jack Chee and Kiko Vallarta are no longer Portfolio Managers of the iMGP Global Select Fund. All references to Mr. Chee and Mr. Vallarta with respect to the Fund are hereby removed from the Summary Prospectus. The Fund continues to be managed by iM Global Partner Fund Management, LLC and sub-advised by Polen Capital Management, LLC (“Polen”) and Scharf Investments, LLC (“Scharf”). Damon Ficklin and Stephen Atkins of Polen Capital along with Brian A. Krawez and Gabe Houston of Scharf, will continue to serve as portfolio managers of the Fund.

Please keep this Supplement with your Summary Prospectus.